Notes Receivable	6 Months Ended
Jun. 30, 2013
Notes Receivable
7.	NOTES RECEIVABLE:

In connection with the development of Gaylord National, the Company is currently holding two issuances of bonds and receives the debt service thereon, which is payable from tax increments, hotel taxes and special hotel rental taxes generated from Gaylord National through the maturity date. The Company is recording the amortization of discount on these notes receivable as interest income over the life of the notes.

During the three months ended June 30, 2013 and 2012, the Company recorded interest income of $3.1 million and $2.9 million, respectively, on these bonds. During the six months ended June 30, 2013 and 2012, the Company recorded interest income of $6.1 million on these bonds. The Company received payments of $3.5 million and $6.6 million during the six months ended June 30, 2013 and 2012, respectively, relating to these notes receivable.